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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 9, 1997

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of December 1, 1997 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-4)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-39039           33-0659688
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


 One Centerpointe Drive, Suite 500
 Lake Oswego, Oregon                                     97035
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 (Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700



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                                       -2-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of December 1, 1997 among Southern Pacific Secured Assets Corp. as company, Southern Pacific Funding Corporation, as master servicer, and Norwest Bank Minnesota, N.A., as trustee.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SOUTHERN PACIFIC SECURED ASSETS
                                          CORP.


                                          By: /s/ James L. Smith
                                             --------------------------------
                                          Name:   James L. Smith
                                          Title:  Director


Dated: December 22, 1997



                                       -4-

                                  EXHIBIT INDEX


                             Item 601 (a) of            Sequentially
Exhibit                      Regulation S-K             Numbered
Number                       Exhibit No.                Description
-------                      -----------                ------------

1                               4                       Pooling and Servicing
                                                        Agreement


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                                       -5-

                                    EXHIBIT 4

        THE MORTGAGE LOAN SCHEDULES HAVE BEEN FILED IN PAPER PURSUANT TO
           A CONTINUING HARDSHIP EXEMPTION, AS PROVIDED IN RULE 202 OF
                                 REGULATION S-T